UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

Ingersoll Rand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Harbour Place Drive, Suite 600 Davidson, North Carolina 28036 (704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2023, Ingersoll Rand Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), with respect to the Company’s issuance and sale of $500,000,000 aggregate principal amount of the Company’s 5.400% Senior Notes due 2028 (the “2028 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 5.700% Senior Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”). The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-273755) (the “Registration Statement”), including a prospectus supplement dated August 8, 2023 (the “Prospectus Supplement”) to the prospectus contained therein dated August 7, 2023 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and a free writing prospectus dated August 8, 2023 (the “Free Writing Prospectus”), filed by the Company with the Commission, pursuant to Rule 433 under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued on August 14, 2023 pursuant to a Base Indenture, dated as of August 14, 2023 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”), as supplemented, (i) with respect to the 2028 Notes, by the 2028 Notes Supplemental Indenture No. 1 (the “2028 Notes Supplemental Indenture”), dated as of August 14, 2023, between the Company and the Trustee, and (ii) with respect to the 2033 Notes, by the 2033 Notes Supplemental Indenture No. 1 (the “2033 Notes Supplemental Indenture” and, together with the Base Indenture and the 2028 Notes Supplemental Indenture, the “Indenture”), dated as of August 14, 2023, between the Company and the Trustee.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other senior unsecured indebtedness from time to time outstanding, senior in right of payment to all of the Company’s subordinated indebtedness from time to time outstanding, and effectively junior to all of the indebtedness and other liabilities of the Company’s subsidiaries from time to time outstanding (including the obligations of the Company’s subsidiaries under the Senior Secured Credit Facilities (as defined in the Prospectus Supplement) and to all of the Company’s secured indebtedness from time to time outstanding (including the Company’s obligations under the Senior Secured Credit Facilities) to the extent of the value of the assets securing such secured indebtedness.

Interest on each series of the Notes begins accruing on August 14, 2023, the issue date of the Notes. Interest on the 2028 Notes accrues at a rate of 5.400% per year, payable semi-annually in arrears on February 14 and August 14 of each year, commencing on February 14, 2024. Interest on the 2033 Notes accrues at a rate of 5.700% per year, payable semi-annually in arrears on February 14 and August 14 of each year, commencing on February 14, 2024. The 2028 Notes mature on August 14, 2028 and the 2033 Notes mature on August 14, 2033.

Prior to (i) July 14, 2028 (the date that is one month prior to the maturity of the 2028 Notes), in the case of the 2028 Notes, and (ii) May 14, 2033 (the date that is three months prior to the maturity of the 2033 Notes), in the case of the 2033 Notes, the Company may redeem the Notes of a series at its option, in whole or in part, at any time from time to time, at a “make-whole” premium, plus accrued and unpaid interest thereon to, but not including, the redemption date.

On or after (i) July 14, 2028, in the case of the 2028 Notes, and (ii) May 14, 2033, in the case of the 2033 Notes, the Company may redeem the Notes of a series at its option, in whole or in part, at any time from time to time, at a price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

If a change of control triggering event occurs with respect to a series of Notes, unless the Company has given written notice with respect to a redemption of all of the Notes of such series, the Company must offer to repurchase such series Notes at a repurchase price equal to 101% of the principal amount of the Notes of such series (or such higher amount as the Company may determine) plus accrued and unpaid interest thereon to, but not including, the date of repurchase.

The Indenture contains covenants that impose limitations on, among other things, creating liens on certain assets of the Company and certain of its subsidiaries to secure debt; consolidating, merging, selling or otherwise disposing of all or substantially all of the consolidated assets of the Company and its subsidiaries; and entering into sale and leaseback transactions with respect to certain assets of the Company and certain of its subsidiaries. The Indenture also contains customary events of default and covenants for an issuer of investment grade debt securities.

The Company used the net proceeds of the offering of the Notes to repay a portion of the amounts outstanding under its Senior Secured Credit Facilities.

The foregoing summaries of the Underwriting Agreement, Base Indenture, the 2028 Notes Supplemental Indenture and the 2033 Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K (including the forms of Notes included therein and filed as Exhibits 4.4 and 4.5 hereto), which documents are incorporated herein by reference. In addition, the legal opinion of Simpson Thacher & Bartlett LLP relating to the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of August 8, 2023, among Ingersoll Rand Inc. and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters

4.1	Base Indenture, dated as of August 14, 2023, among Ingersoll Rand Inc. and Deutsche Bank Trust Company Americas, as trustee

4.2	2028 Notes Supplemental Indenture No. 1, dated as of August 14, 2023, among Ingersoll Rand Inc. and Deutsche Bank Trust Company Americas, as trustee

4.3	2033 Notes Supplemental Indenture No. 1, dated as of August 14, 2023, among Ingersoll Rand Inc. and Deutsche Bank Trust Company Americas, as trustee

4.4	Form of Global Note for 5.400% Senior Notes due 2028 (included in Exhibit 4.2)

4.5	Form of Global Note for 5.700% Senior Notes due 2033 (included in Exhibit 4.3)

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023	INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary